                                                       Exhibit 10.02


                               MACROVISION CORPORATION
                              1996 EQUITY INCENTIVE PLAN


               As Adopted by the Board of Directors on December 3, 1996

    Section 1.  PURPOSE; DEFINITIONS.

    The name of the plan is the Macrovision Corporation 1996 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable employees (including officers and Directors) of Macrovision Corporation (the "Company") and its Subsidiaries, non-employee members of the Board of Directors of the Company, and those consultants and other independent contractors who provide services to the Company and its Subsidiaries and upon whose judgment, initiative and efforts the Company and its Subsidiaries depend for the successful conduct of their business to acquire proprietary interests in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on behalf of the Company and its Subsidiaries and strengthening their desire to remain with the Company and its Subsidiaries.

    The following terms shall be defined as set forth below:

    (a)  "Act" means the Securities Act of 1933, as amended.

    (b)  "Administrator" means the Board or the Committee.

    (c) "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, and Restricted Stock Awards.

    (d)  "Board" means the Board of Directors of the Company.

    (e) "Cause," as such term relates to the termination of any person's status as an employee or other service provider of the Company, means the occurrence of one or more of the following: (i) such person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, (ii) such person engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Board in good faith in its sole discretion, (iii) any material act or omission by such person involving malfeasance or negligence in the performance of such person's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board within 30 days after written notice from the Company of any such act or omission, (iv) failure by such person to comply in any material respect with the terms of his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board within 30 days after written notice from the Company of such failure, or (v) material breach by such person of any other agreement with the Company, as determined by the Board in good faith in its sole discretion.

    (f) "Code" means the Internal Revenue Code of 1986, as amended, and any successor tax laws, and related rules, regulations and interpretations.

    (g) "Committee" means a committee of two or more Independent Directors appointed by the Board to administer the Plan.

    (h)  "Director" means a member of the Board.

    (i) "Disability" means an individual's inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual's mental or physical disability, as determined by the Administrator in good faith in its sole discretion.

    (j) "Fair Market Value" of the Stock on any given date under the Plan shall be determined as follows:

         (i) If the Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of the Stock on the day next preceding the date of determination on the stock exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape transactions on such exchange. If there is no reported sale of the Stock on such exchange on the day next preceding the date of determination, then the fair market value shall be the closing price on the exchange on the last preceding date for which such quotation exists.

         (ii) If the Stock is not at the time listed or admitted to trading on any national exchange but is traded on the NASDAQ National Market System, the fair market value shall be the closing selling price per share of the Stock on the day next preceding the date of determination, as such price is reported by the National Association of Securities Dealers, Inc. through the NASDAQ National Market System or through any successor system. If there is no reported closing selling price for the Stock on the day next preceding the date of determination, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists.

         (iii) If the Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

    (k) "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

    (l) "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

    (m) "IPO Date" means the effective date of the Registration Statement on Form SB-2 for the initial public offering of the Stock.

    (n) "Nonstatutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

    (o) "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

    (p)  "Restricted Stock Award" means any Award granted pursuant to Section
7.

    (q) "Retirement" means an employee's termination of employment with the Company and its Subsidiaries after attainment of age 65 or attainment of age 55 and completion of 10 years of employment.

    (r) "Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 3.

    (s)  "Stock Appreciation Right" means any Award granted pursuant to Section
6.

    (t) "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

    Section 2. ADMINISTRATION OF PLAN; AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

    (a) POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

         (i) to select those employees (including officers and Directors) of the Company and its Subsidiaries, non-employee Directors, and consultants and other independent contractors in service to the Company and its Subsidiaries to whom Awards may from time to time be granted;

         (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, and Restricted Stock Awards, or any combination of the foregoing, granted to any one or more participants;

         (iii) to determine the number of shares of Stock to be covered by any Award;

         (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

         (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

         (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

         (vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

         (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and otherwise to supervise the administration of the Plan.

    All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

    (b) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

    Section 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

    (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for the grant of Awards under the Plan shall be the sum of five hundred forty thousand (540,000) shares, plus the number of shares of Stock remaining under the Company's Stock Option Plan, as adopted effective September 9, 1988, and amended and restated February 6, 1992 (the "Prior Plan"), that are not the subject of any stock options outstanding on the IPO Date or exercised prior to the IPO Date, plus the number of shares of Stock that are returned to the Prior Plan as a result of the expiration, forfeiture, cancellation, reacquisition by the Company, satisfaction without the issuance of Stock or other termination (other than by exercise) after the IPO Date of any stock options outstanding on the IPO Date. For purposes of this limitation, the shares of Stock underlying any Awards which expire or which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than two hundred seventy thousand (270,000) shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in shares of Stock, the right to purchase an equal number of shares of Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares of Stock shall no longer be available under the Plan.

    (b) RECAPITALIZATIONS. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

    (c) MERGERS, ETC. In the event of (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is the not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options and Stock Appreciation Rights granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all optionees); (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company; (iv) the sale of substantially all of the assets of the Company; or (v) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Internal Revenue Code of 1986, as amended, wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Stock Options and Stock Appreciation Rights: (I) provide that such Stock Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (II) upon written notice to the optionees, provide that all unexercised Stock Options and Stock Appreciation Rights will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (III) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the optionees, equal to the difference between (A) the value (as determined by the Administrator) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") multiplied by the number of shares of Stock subject to such outstanding Stock Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such outstanding Stock Options and Stock Appreciation Rights, in exchange for the termination of such Stock Options and Stock Appreciation Rights.

    (d) SUBSTITUTE AWARDS. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

    Section 4.  ELIGIBILITY

    Participants in the Plan shall be such full-time or part-time employees (including officers and Directors) of the Company and its Subsidiaries, non-employee Directors, and consultants and other independent contractors in service to the Company and its Subsidiaries as the Administrator in its sole discretion shall select from time to time.

    Section 5.  STOCK OPTIONS

    Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be a Nonstatutory Stock Option.

    No Incentive Stock Option shall be granted under the Plan after November 30, 2006.

    (a) TERMS AND CONDITIONS OF STOCK OPTIONS. The Administrator in its discretion may grant Stock Options subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

         (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant in the case of Incentive Stock Options, or less than 85% of the Fair Market Value of a share of Stock on the date of grant in the case of Nonstatutory Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any "parent or subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code) and an Incentive Stock Option is granted to such employee, the exercise price per share for the Stock covered by such Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Stock on the grant date.

         (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any "parent or subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code) and an Incentive Stock Option is granted to such employee, the term of such Option shall expire no more than five years after the date of grant.

         (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at the time of grant. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

         (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Payment of the purchase price shall be made in full concurrently with such exercise by any one of the following methods: (A) in cash; (B) if and to the extent the instrument evidencing the Option so provides and if the Company is not then prohibited from purchasing or acquiring shares of Stock, with shares of Stock that have been held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, delivered in lieu of cash and valued at their Fair Market Value on the date of exercise; (C) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (the "NASD Dealer") whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (D) through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price , and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (E) any combination of the foregoing. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

         (v) TERMINATION BY REASON OF DEATH. Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of the optionee's death may thereafter be exercised, to the extent it was exercisable by the optionee on the date of the optionee's death, by the legal representative of the optionee's estate or by any other person who acquires the right to exercise the option by reason of such death under the optionee's will or the laws of intestate succession, for a period of 12 months (or such other period as the Administrator shall specify in the Stock Option) from the date of death, but not later than the expiration of the stated term of the Option, if earlier.

         (vi) TERMINATION BY REASON OF DISABILITY. Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of 12 months (or such other period as the Administrator shall specify in the Stock Option) from the date of such termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier. The Administrator shall have sole authority and discretion to determine whether a participant's employment (or business relationship) has been terminated by reason of Disability. The Administrator may specify in any Stock Option that the death of an optionee during the period provided in this Section 5(a)(vi) for the exercise of the Option shall extend such period for a period ending not later than 12 months following the date of the optionee's death, subject to termination on the expiration of the stated term of the Option, if earlier.

         (vii) TERMINATION BY REASON OF RETIREMENT. Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries is terminated by reason of Retirement may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of 12 months (or such other period as the Administrator shall specify) from the date of such termination of employment, but not later than the expiration of the stated term of the Option, if earlier. The Administrator may specify in any Stock Option that the death of an optionee during the period provided in this Section 5(a)(vii) for the exercise of the Option shall extend such period for a period ending not later than 12 months following the date of the optionee's death, subject to termination on the expiration of the stated term of the Option, if earlier.

         (viii) TERMINATION FOR CAUSE. If any optionee's employment by (or business relationship with) the Company and its Subsidiaries is terminated for Cause, any Stock Option held by such optionee, including any Stock Option that is exercisable at the time of such termination, shall immediately terminate and be of no further force and effect; provided, however, that the Administrator may, in its sole discretion, provide in any Stock Option that such Stock Option can be exercised, to the extent it was exercisable on the date of such termination, for a period of up to 30 days from the date of termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier.

         (ix) OTHER TERMINATION. Unless otherwise determined by the Administrator, if an optionee's employment by (or business relationship with) the Company and its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of such termination, for three months (or such other period not to exceed 60 months as the Administrator shall specify) from the date of termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier.

         (x) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Nonstatutory Stock Option.

    (b) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator may provide in an option agreement evidencing a Nonstatutory Stock Option that the optionee may transfer, without consideration for the transfer, such Nonstatutory Stock Option to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable option agreement.

    (c) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan.

    Section 6.  STOCK APPRECIATION RIGHTS.

    (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the per share exercise price of the Stock Appreciation Right set by the Administrator at the time of grant, which exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant (or not less than the Option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

    (b) GRANT AND EXERCISE OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Nonstatutory Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

    (c) TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

         (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable. A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

         (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

         (iii) Stock Appreciation Rights granted in tandem with an Option shall be transferable only when and to the extent that the underlying Option would be transferable. Stock Appreciation Rights not granted in tandem with an Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

    Section 7.  RESTRICTED STOCK AWARDS

    (a) NATURE OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"), at a purchase price and for such consideration as the Administrator may determine, which price shall not be less than 85% of the Fair Market Value of the Stock on the date of issuance. Such Restricted Stock issuances may, at the discretion of the Administrator, be based on continuing employment (or other business relationship) with the Company and its Subsidiaries and/or achievement of pre-established performance goals and objectives. Restricted Stock Awards shall be limited to a total of two hundred twenty-five thousand (225,000) shares of Stock.

    (b) RIGHTS AS A STOCKHOLDER. Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company or of a third party escrow holder until such Restricted Stock is vested as provided in Section 7(d) below.

    (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase from the participant or the participant's legal representative at their purchase price the Restricted Stock with respect to which conditions have not lapsed.

    (d) VESTING OF RESTRICTED STOCK. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be "vested." Except as may otherwise be provided by the Administrator, a participant's rights in any shares of Restricted Stock that have not vested shall terminate automatically upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

    (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

    Section 8.  TAX WITHHOLDING

    (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

    (b) PAYMENT IN STOCK. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

    Section 9.  TRANSFER, LEAVE OF ABSENCE, ETC.

    For purposes of the Plan, the following events shall not be deemed a termination of employment:

    (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

    (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

    Section 10.  AMENDMENTS AND TERMINATION

    The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company's stockholders entitled to vote at a meeting of stockholders.

    Section 11.  STATUS OF PLAN

    With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

    Section 12.  GENERAL PROVISIONS

    (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it considers appropriate.

    (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

    (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

    Section 13.  EFFECTIVE DATE OF PLAN

    This Plan shall become effective when adopted by the Company's Board of Directors, but no Award shall be granted under the Plan prior to the IPO Date, and no Award granted under the Plan shall become exercisable and no shares shall be issuable under the Plan unless the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's approval, then all Awards previously granted under the Plan shall terminate, and no further Awards shall be granted or issued. Subject to such approval by the stockholders, Stock Options and other Awards may be granted hereunder on and after the IPO Date.

    Section 14.  GOVERNING LAW

    This Plan shall be governed by California law except to the extent such law is preempted by federal law.

                               MACROVISION CORPORATION
                           INCENTIVE STOCK OPTION AGREEMENT

                           ________________________, 19___
                                   (Date of Grant)

    Macrovision Corporation, a Delaware corporation (the "Company"), does hereby grant to______________________ (the "Optionee") an option to purchase an aggregate of _________________ (_____) shares of the Common Stock of the Company (the "Optioned Shares") at the price of _____________ Dollars ($_______) per share (the "Option Price") as a Incentive Stock Option under the Macrovision Corporation 1996 Equity Incentive Plan (the "Plan"). All capitalized terms not defined herein shall have those meanings ascribed to them in the Plan.

    This option cannot be exercised, unless the Optionee first signs this Agreement in the place provided and returns it to the Administrator. However, the Optionee's signing and delivering this Agreement will not bind the Optionee to purchase any of the Optioned Shares. The Optionee's obligation to purchase such shares can arise only when the Optionee exercises this option in the manner set forth in Section 8 below.

    THIS OPTION IS SUBJECT TO, AND MAY BE EXERCISED ONLY IN ACCORDANCE WITH, THE TERMS AND CONDITIONS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE INCLUDED IN THIS AGREEMENT. A COPY OF THE PLAN IS ATTACHED TO THIS AGREEMENT AND SHOULD BE READ CAREFULLY.

    1. TERM OF OPTION AND EXERCISE OF OPTION. Subject to the provisions of the Plan and the terms and conditions of this Agreement, this option can be exercised by the Optionee during a period of ten (10) years from the date of grant as follows:

                DATE                    NO. OF SHARES
                ----                    -------------

         (a)
              ----------------         --------------------
         (b)
              ----------------         --------------------
         (c)
              ----------------         --------------------
         (d)
              ----------------         --------------------

         The dates appearing in the above schedule refer to the earliest dates on which this option may be exercised with respect to the number of Optioned Shares set forth therein, and this option may be exercised with respect to all or any part of such shares at any time on or after such dates but prior to the expiration of ten (10) years from the date of grant. The Optionee must be and remain an employee of the Company, or of any parent corporation or subsidiary corporation of the Company (as such terms are defined in Sections 424 (e) and (f) of the Code), during the entire period commencing with the date of grant of this option and ending with each of the dates appearing in the above schedule in order to exercise this option with respect to the number of shares set forth next to such date.

    2. TERMINATION BY REASON OF DEATH. If the Optionee's employment by the Company and/or its Subsidiaries is terminated by reason of the Optionee's death, this option may thereafter be exercised, but only to the extent it was exercisable on the date of the Optionee's death, by the Optionee's estate for a period of twelve (12) months from the date of death, or until the expiration of the stated term of the option, if earlier. The Optionee's estate shall mean the duly authorized executor of the Optionee's last Will or the duly authorized administrator or special administrator of the Optionee's probate estate or any other duly authorized legal representative of the Optionee's estate or any person who acquires the right to exercise this option by reason of the Optionee's death under the Optionee's Will or the laws of intestate succession.

    3. TERMINATION BY REASON OF DISABILITY. If the Optionee's employment by the Company and/or its Subsidiaries is terminated by reason of the Optionee's Disability, this option may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of twelve (12) months from the date of such termination, or until the expiration of the stated term of the option, if earlier. The Administrator shall have sole authority and discretion to determine whether the Optionee's employment has been terminated by reason of Disability.

    4.   TERMINATION BY REASON OF RETIREMENT.   If the Optionee's employment by
the Company and/or its Subsidiaries is terminated by reason of Retirement, this option may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of three (3) months from the date of such termination of employment, or until the expiration of the stated term of the option, if earlier. If the Optionee dies within the three (3)-month period described in the preceding sentence, the Optionee shall be treated as though he or she died on the date his or her employment terminated by reason of Retirement, and the provisions of Section 2 shall apply to this option (with date of termination substituted for date of death) to the extent that it has not been exercised prior to the Optionee's death.

    5. TERMINATION FOR CAUSE. If the Optionee's employment by the Company and/or its Subsidiaries is terminated for Cause, this option shall immediately terminate and be of no further force and effect.

    6. OTHER TERMINATION. Unless otherwise determined by the Administrator, if the Optionee's employment by the Company and/or its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, this option may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three (3) months from the date of termination of employment or until the expiration of the stated term of the option, if earlier.

    7. NON-TRANSFERABILITY OF OPTION. This option shall not be transferable except by Will or the laws of descent and distribution, and this option may be exercised during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment of this option shall be void and of no effect, and shall give the Company the right to terminate this option as of the date of such purported transfer or assignment.

    8. METHOD OF EXERCISE. This option may be exercised with respect to all or any part of the Optioned Shares that are exercisable at time of exercise, by delivering to the Company a Notice of Exercise of Macrovision Corporation Incentive Stock Option substantially in the form attached hereto as EXHIBIT A, specifying the number of Optioned Shares as to which this option is so exercised, and making full payment to the Company in cash or by check of the Option Price for the Optioned Shares with respect to which this option is exercised.

         [If the Company's outstanding Common Stock is registered under Section 12 (g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time this option is exercised, then the Option Price also may be paid as follows:

              a. in shares of the Company's Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the exercise date;
              b. through a special sale and remittance procedure pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Optioned Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Optioned Shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) concurrently is to provide written directives to the Company to deliver certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction;

              c. through a special margin commitment procedure pursuant to which the Optionee elects to exercise his or her vested Optioned Shares and then pledge those Optioned Shares purchased into a margin account with a brokerage firm as security for a loan from the brokerage firm in an amount equal to the aggregate exercise price of the Optioned Shares. The brokerage firm is then irrevocably committed to forward sufficient funds to the Company to cover the aggregate exercise price payable for the purchased Optioned Shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase. The Optionee is required to provide written directives to the Company to deliver concurrently certificates for the purchased shares directly to such brokerage firm; or

              d.   any combination of the foregoing.]

         As soon as practical after receipt of such notice, the Company shall, without transfer or issue tax or other incidental expense to the Optionee or his or her successor, transfer and deliver thereto at the office of the Company or such other place as may be mutually agreeable a certificate or certificates for such shares of its Common Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other laws or regulations applicable to the issuance or transfer of such shares.

    9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Common Stock of the Company by reason of stock dividends, recapitalization, mergers, consolidations, split-up, combinations or exchanges of shares and the like, the aggregate number or class of shares subject to this option immediately prior to such event shall be appropriately adjusted by the Board of Directors in accordance with the terms of the Plan.

    10. WITHHOLDING AND EMPLOYMENT TAXES. Upon exercise of any option granted hereby, the Optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

    11. TAX STATUS. The Optionee's treatment of shares purchased pursuant to the exercise of this Incentive stock option may have significant tax consequences. The Optionee acknowledges that he or she has been encouraged to obtain the advice of independent tax counsel regarding the federal and state income tax consequences of the receipt and exercise of the option granted hereby and of the disposition of Common Stock acquired upon exercise hereof. The Optionee acknowledges that he or she has not relied and will not rely upon any advice or representations by the Company or by its employees or representatives with respect to the tax treatment of the options granted hereunder.

    12. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in this Agreement shall confer upon the Optionee any right to continued employment by the Company or its Subsidiaries or in any way limit the right of the Company or its Subsidiaries to terminate the Optionee's employment at any time.

    13. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Company shall not be obligated to deliver any shares of its Common Stock hereunder for such period as may reasonably be required for it to comply with any applicable requirements of : (i) the Securities Act of 1933; (ii) the Securities Exchange Act of 1934;
(iii) applicable state securities laws; (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed; and
(v) any other law or regulation applicable to the issuance of such shares.

    14. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with the postage thereon fully prepaid, addressed to the parties at the addresses indicated on the signature page hereof. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

                                       MACROVISION CORPORATION
                                       1341 Orleans Drive
                                       Sunnyvale, California  94089


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       OPTIONEE:


                                       ----------------------------------------
                                       (signature)

                                       Name:
                                             -----------------------------------
                                       (print)

                                       Address:
                                                --------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
                                       Social Security No. :
                                                             -------------------

                                      EXHIBIT A

                                                      FORM OF NOTICE OF EXERCISE
                                                      OF MACROVISION CORPORATION
                                                          INCENTIVE STOCK OPTION


MACROVISION CORPORATION
1341 Orleans Drive
Sunnyvale, CA 04089


Gentlemen:

    I hereby exercise the right to purchase __________________ shares of Common Stock of MACROVISION CORPORATION under the terms of the option granted to me on ____________________________, 19___, pursuant to the Incentive Stock Option
Agreement, dated as of said grant date. This exercise of said option and the purchase and delivery of said shares shall be subject to all terms and conditions of such Incentive Stock Option Agreement.

    I enclose my check for $____________ in full payment of the purchase price of said shares ($__________) and applicable withholding and employment taxes ($____________). Please register said shares in my name.

Dated:___________________________


                                                 ------------------------------
                                                 (signature)


                                                 ------------------------------

                                                 ------------------------------

                                                 ------------------------------
                                                 (Print name and address)

                               MACROVISION CORPORATION
                         NONSTATUTORY STOCK OPTION AGREEMENT

                           ________________________, 19___
                                   (Date of Grant)


    Macrovision Corporation, a Delaware corporation (the "Company"), does hereby grant to______________________, (the "Optionee") an option to purchase an aggregate of _________________ (_____) shares of the Common Stock of the Company (the "Optioned Shares") at the price of _____________ Dollars ($_______) per share (the "Option Price") as a Nonstatutory Stock Option under the Macrovision Corporation 1996 Equity Incentive Plan (the "Plan"). All capitalized terms not defined herein shall have those meanings ascribed to them in the Plan.

    This option cannot be exercised, unless the Optionee first signs this Agreement in the place provided and returns it to the Administrator. However, the Optionee's signing and delivering this Agreement will not bind the Optionee to purchase any of the Optioned Shares. The Optionee's obligation to purchase such shares can arise only when the Optionee exercises this option in the manner set forth in Section 8 below.

    THIS OPTION IS SUBJECT TO, AND MAY BE EXERCISED ONLY IN ACCORDANCE WITH, THE TERMS AND CONDITIONS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE INCLUDED IN THIS AGREEMENT. A COPY OF THE PLAN IS ATTACHED TO THIS AGREEMENT AND SHOULD BE READ CAREFULLY.

    1. TERM OF OPTION AND EXERCISE OF OPTION. Subject to the provisions of the Plan and the terms and conditions of this Agreement, this option can be exercised by the Optionee during a period of ten (10) years from the date of grant as follows:

            DATE                     NO. OF SHARES
            ----                     -------------

    (a)
          ----------------         --------------------
    (b)
          ----------------         --------------------
    (c)
          ----------------         --------------------
    (d)
          ----------------         --------------------


         The dates appearing in the above schedule refer to the earliest dates on which this option may be exercised with respect to the number of Optioned Shares set forth therein, and this option may be exercised with respect to all or any part of such shares at any time on or after such dates but prior to the expiration of ten (10) years from the date of grant.

    2.   TERMINATION BY REASON OF DEATH.  If the Optionee's
[employment/business relationship] with the Company and/or its Subsidiaries is terminated by reason of the Optionee's death, this option may thereafter be exercised, but only to the extent it was exercisable on the date of the Optionee's death, by the Optionee's estate for a period of twelve
(12) months from the date of death, or until the expiration of the stated term of the option, if earlier. The Optionee's estate shall mean the duly authorized executor of the Optionee's last Will or the duly authorized administrator or special administrator of the Optionee's probate estate or any other duly authorized legal representative of the Optionee's estate or any person who acquires the right to exercise this option by reason of the Optionee's death under the Optionee's Will or the laws of intestate succession.

    3. TERMINATION BY REASON OF DISABILITY. If the Optionee's [employment/business relationship] with the Company and/or its Subsidiaries is terminated by reason of Disability this option may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of twelve (12) months from the date of such termination, or until the expiration of the stated term of the option, if earlier. The Administrator shall have sole authority and discretion to determine whether the Optionee's [employment/business relationship] has been terminated by reason of Disability.

    4. TERMINATION BY REASON OF RETIREMENT. If the Optionee's [employment/business relationship] with the Company and/or its Subsidiaries is terminated by reason of Retirement, this option may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of three (3) months from the date of such termination of [employment/business relationship], or until the expiration of the stated term of the option, if earlier. If the Optionee dies within the three (3)-month period described in the preceding sentence, the Optionee shall be treated as though he or she died on the date his or her employment terminated by reason of Retirement, and the provisions of Section 2 shall apply to this option (with date of termination substituted for date of death) to the extent that it has not been exercised prior to the Optionee's death.

    5. TERMINATION FOR CAUSE. If the Optionee's [employment/business relationship] with the Company and/or its Subsidiaries is terminated for Cause, this option shall immediately terminate and be of no further force and effect.

    6. OTHER TERMINATION. Unless otherwise determined by the Administrator, if the Optionee's [employment/business relationship] with the Company and/or its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, this option may thereafter be exercised, to the extent it was exercisable on the date of such termination, for three (3) months from the date of such termination or until the expiration of the stated term of the option, if earlier.

    7. NON-TRANSFERABILITY OF OPTION. This option shall not be transferable except by Will or the laws of descent and distribution, and this option may be exercised during the Optionee's lifetime only by the Optionee. [Notwithstanding the foregoing, [with the approval of the Administrator,] the Optionee may transfer this option, without consideration for the transfer, to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this option agreement.] Any purported transfer or assignment of this option not in compliance with the foregoing shall be void and of no effect, and shall give the Company the right to terminate this option as of the date of such purported transfer or assignment.

    8. METHOD OF EXERCISE. This option may be exercised with respect to all or any part of the Optioned Shares that are exercisable at time of exercise, by delivering to the Company a Notice of Exercise of Macrovision Corporation Nonstatutory Stock Option substantially in the form attached hereto as EXHIBIT A, specifying the number of Optioned Shares as to which this option is so exercised, and making full payment to the Company in cash or by check of the Option Price for the Optioned Shares with respect to which this option is exercised.

         [If the Company's outstanding Common Stock is registered under Section 12 (g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time this option is exercised, then the Option Price also may be paid as follows:

              a. in shares of the Company's Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the exercise date;

              b. through a special sale and remittance procedure pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Optioned Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Optioned Shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) concurrently is to provide written directives to the Company to deliver certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction;

              c. through a special margin commitment procedure pursuant to which the Optionee elects to exercise his or her vested Optioned Shares and then pledge those Optioned Shares purchased into a margin account with a brokerage firm as security for a loan from the brokerage firm in an amount equal to the aggregate exercise price of the Optioned Shares. The brokerage firm is then irrevocably committed to forward sufficient funds to the Company to cover the aggregate exercise price payable for the purchased Optioned Shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase. The Optionee is required to provide written directives to the Company to deliver concurrently certificates for the purchased shares directly to such brokerage firm; or

              d.   any combination of the foregoing.]

         As soon as practical after receipt of such notice, the Company shall, without transfer or issue tax or other incidental expense to the Optionee or his or her successor, transfer and deliver thereto at the office of the Company or such other place as may be mutually agreeable a certificate or certificates for such shares of its Common Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other laws or regulations applicable to the issuance or transfer of such shares.

    9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Common Stock of the Company by reason of stock dividends, recapitalization, mergers, consolidations, split-up, combinations or exchanges of shares and the like, the aggregate number or class of shares subject to this option immediately prior to such event shall be appropriately adjusted by the Board of Directors in accordance with the terms of the Plan.

    10. WITHHOLDING AND EMPLOYMENT TAXES. Upon exercise of any option granted hereby, the Optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

    11. TAX STATUS. The Optionee's treatment of shares purchased pursuant to the exercise of this nonstatutory stock option may have significant tax consequences. The Optionee acknowledges that he or she has been encouraged to obtain the advice of independent tax counsel regarding the federal and state income tax consequences of the receipt and exercise of the option granted hereby and of the disposition of Common Stock acquired upon exercise hereof. The Optionee acknowledges that he or she has not relied and will not rely upon any advice or representations by the Company or by its employees or representatives with respect to the tax treatment of options granted hereunder.

    12. NOT INCENTIVE STOCK OPTION. This option shall not be treated as an "incentive stock option" as such term is defined in Section 422 of the Code.

    13. NO RIGHT TO CONTINUED RELATIONSHIP. Nothing contained in this Agreement shall confer upon the Optionee any right to a continued
[employment/business relationship] with the Company and its Subsidiaries or in any way limit the right of the Company or its Subsidiaries to terminate such relationship at any time.

    14. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Company shall not be obligated to deliver any shares of its Common Stock hereunder for such period as may reasonably be required for it to comply with any applicable requirements of : (i) the Securities Act of 1933; (ii) the Securities Exchange Act of 1934;
(iii) applicable state securities laws; (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed; and
(v) any other law or regulation applicable to the issuance of such shares.

    15. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with the postage thereon fully prepaid, addressed to the parties at the addresses indicated on the signature page hereof. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.


                                       MACROVISION CORPORATION
                                       1341 Orleans Drive
                                       Sunnyvale, California  94089


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


                                       OPTIONEE:

                                       ----------------------------------------
                                       (signature)

                                       Name:
                                             -----------------------------------
                                       (print)

                                       Address:
                                                --------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
                                       Social Security No. :
                                                             -------------------

                                      EXHIBIT A

                                                      FORM OF NOTICE OF EXERCISE
                                                      OF MACROVISION CORPORATION
                                                       NONSTATUTORY STOCK OPTION


MACROVISION CORPORATION
1341 Orleans Drive
Sunnyvale, CA 04089


Gentlemen:

    I hereby exercise the right to purchase __________________ shares of Common Stock of MACROVISION CORPORATION under the terms of the option granted to me on ____________________________, 19___, pursuant to the Nonstatutory Stock Option Agreement, dated as of said grant date. This exercise of said option and the purchase and delivery of said shares shall be subject to all terms and conditions of such Nonstatutory Stock Option Agreement.

    I enclose my check for $____________ in full payment of the purchase price of said shares ($__________) and applicable withholding and employment taxes ($____________). Please register said shares in my name.

Dated:___________________________


                                       ----------------------------------------
                                       (signature)


                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
                                       (Print name and address)

                               MACROVISION CORPORATION
                           RESTRICTED STOCK AWARD AGREEMENT


    This Restricted Stock Award Agreement ("Agreement") is made as of this ____ day of ______________, 19__, by and among Macrovision Corporation, a Delaware corporation (the "Company") and _____________________________ (the
"Participant") pursuant to the Macrovision Corporation 1996 Equity Incentive Plan (the "Plan").

    1.   PURCHASE OF SHARES

    1.1 PURCHASE. The Participant hereby purchases and the Company hereby sells to the Participant, _______________________ shares of the Company's Common Stock (the "Shares") at a purchase price of $____________ per share (the "Purchase Price") pursuant to the provisions of the Plan.

    1.2 PAYMENT. Concurrently with the execution of this Agreement, the Participant shall deliver to the Secretary of the Company the aggregate Purchase Price payable for the Shares. The Purchase Price shall be paid in cash or pursuant to the terms of the promissory note in the form attached as Exhibit A hereto. If the Participant executes said promissory note, he or she shall also sign a stock pledge agreement in the form attached as Exhibit B hereto.

    1.3 DELIVERY OF CERTIFICATES. The certificates representing the Shares hereunder shall be held in escrow by the Secretary of the Company as provided in
Section 3 below.

    1.4 STOCKHOLDER RIGHTS. Until such time as the Company exercises its repurchase rights, if any, under this Agreement, the Participant (or any successor in interest) shall have all of the rights of a stockholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Section 3 below.

    1.5 VESTING SCHEDULE. The Shares shall be unvested and subject to repurchase by the Company as set forth in Section 2 below (the "Repurchase Right"). As the Participant continues to remain in Service to the Company, the Participant shall acquire a vested interest in, and the Company's Repurchase Right will accordingly lapse with respect to, (i)________________ (______) of the Shares on _____________________________, (ii)________________ (______) of
the Shares on _____________________________ and (iii) the balance of the Shares on ______________________________________________. For purposes of this
Agreement, the Participant shall be deemed to remain in Service to the Company for so long as the Participant continues to render periodic services to the Company, whether as an employee, a non-employee member of the Board of Directors, or an independent contractor or consultant. In no event will any additional Shares vest after the Participant's cessation of Service to the Company.

    2.   REPURCHASE RIGHT

    2.1 REPURCHASE RIGHT. Notwithstanding any provision contained in this Agreement, the Company shall have a Repurchase Right, exercisable at any time during the ninety (90)-day period following the date the Participant ceases for any reason to remain in Service to the Company, permitting the Company to repurchase at the Purchase Price all or (at the discretion of the Company) any portion of the Shares in which the Participant has not acquired a vested interest in accordance with the vesting schedule of Section 1.5 above (such shares to be hereinafter called the "Unvested Shares").

    2.2 EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable with respect to any or all of the Unvested Shares by written notice delivered by the Company to the Participant prior to the expiration of the ninety (90)-day period specified in Section 2.1. The notice shall specify the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of the notice. To the extent that one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Participant, then the Participant shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates (either from escrow or from the Participant as herein provided), pay to the Participant in cash or cash equivalents (including the cancellation of any promissory note received by the Company from the Participant) an amount equal to the Purchase Price previously paid by the Participant for the Unvested Shares that are to be repurchased.

    2.3 ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash distribution) which is by reason of such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of shares at the time subject to the Repurchase Right hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure; PROVIDED, however, that the aggregate Purchase Price shall remain the same.

    3.   ESCROW

    3.1 DEPOSIT. Upon issuance, the certificates for the Shares purchased hereunder shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Section 3. Each deposited certificate shall be accompanied by a duly executed Assignment Separate From Certificate in the form attached as Exhibit C hereto. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation in accordance with
Section 3.2 below.

    3.2 RELEASE/SURRENDER. The Shares in which the Participant has acquired a vested interest under Section 1.5 [and for which the Purchase Price has been paid in cash, or, if paid by promissory note, payment of principal on the promissory note in the amount of such Purchase

Price has been made] shall be released from escrow and delivered to the Participant. Should the Company or its assignees elect to exercise the Repurchase Right under Section 2 with respect to any or all of the Unvested Shares, then the certificates for such Unvested Shares shall be delivered to the Company, concurrently with the payment to the Participant, in cash or cash equivalent (including the cancellation of any promissory note received by the Company from the Participant), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Participant shall cease to have any further rights or claims with respect to such Unvested Shares.

    3.3 PROHIBITION ON TRANSFER. The Participant shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Unvested Shares, and any such sale, transfer or pledge of any Unvested Shares in violation of this Agreement shall be void. Company shall not be required (a) to transfer on its books any Shares which shall have been sold or transferred in violation of this Agreement, or (b) to treat as the owner of such Shares, or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

    4. LEGENDS. In order to reflect the restrictions on disposition of the Unvested Shares [and Shares that are subject to the Stock Pledge Agreement], the stock certificates for the such Shares will be endorsed with restrictive legends, including one or more of the following legends:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT DATED ________________, 19__, BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS [AND SECURITY INTERESTS] TO THE COMPANY (OR ITS ASSIGNEES). THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

    5. SECTION 83(b) ELECTION. The Participant understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of Company to buy back the Shares pursuant to the Repurchase Right. The Participant understands that if such provision is applicable to him he may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Right expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase and with his income tax returns for the year to which the 83(b) election pertains. Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. The Participant understands that the failure to make this filing timely will result in the recognition of ordinary income by the

Participant, as the Repurchase Option lapses, on the difference between the Purchase Price and the fair market value of the Shares at the time such restrictions lapse.

         THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S, TO FILE TIMELY THE ELECTION UNDER THE INTERNAL REVENUE CODE SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PARTICIPANT'S BEHALF.

    6. NOTICE OF TAX ELECTION AND DISPOSITION OF SHARES. If the Participant makes any tax election relating to the treatment of the Shares under the Code, at the time of such election the Participant shall promptly notify the Company of such election.

    7. "MARKET STANDOFF". In connection with the first underwritten registration of the offering of the Shares, the Company (or a representative of the underwriter) may require that the Participant not sell or otherwise transfer or dispose of any Shares not registered under the Securities Act of 1933 as amended (the "Act") during a period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of Company filed under the Act, provided that all officers and directors of the Company enter into similar agreements.

    8.   MISCELLANEOUS PROVISIONS

    8.1 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

    8.2 RIGHTS CUMULATIVE. Each and all of the various rights, powers and remedies of the parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

    8.3 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

    8.4 NOTICES. All notices, consents or demands of any kind which any party to this Agreement may be required or may desire to serve on any other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or overnight courier, by facsimile transfer, or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed: (i) if to the Company, at its address set forth on the signature page hereof; or (ii) if to the Participant, at its address as set forth on the signature page hereof. Service of any such notice or demand so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Any party hereto may from time to time by notice in writing served upon the others as aforesaid, designate a different mailing address or a different person to which such notices or demands are thereafter to be addressed or delivered.

    8.5 CAPTIONS. Captions are provided herein for convenience only and they form no part of this Agreement and are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

    8.6 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be so declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof.
The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

    8.7 ATTORNEYS' FEES. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party all costs, expenses and reasonable attorneys' fees incurred by the successful party (including, without limitation, costs, expenses and fees on any appeal).

    8.8 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed as an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

    8.9 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

    8.10 ENTIRE AGREEMENT. This Agreement (together with its Exhibits and the other documents referred to herein, and except as otherwise disclosed in such Exhibits and documents) is intended by the parties hereto to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto with regard to the subject matter hereof and is a complete and exclusive statement of the terms and conditions thereof, and shall supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

    8.11 CHOICE OF LAW. It is the intention of the parties that the internal laws of the State of California (irrespective of its, or any other jurisdictions, choice of law principles) shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

    8.12 BINDING ON HEIRS, SUCCESSORS AND ASSIGNS. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the heirs, executors, administrators, successors and permitted assigns of the parties hereto.

    8.13 SURVIVAL. The respective representations and warranties given by the Company and the Participant, as contained herein and in any certificates to be delivered at the Closing, shall survive the Closing Date without regard to any investigation made by any party. All statements as to factual matters contained in any certificates, Exhibits or other instruments delivered by or on behalf of any party pursuant to the terms hereto or in connection with the transactions contemplated hereby shall be deemed, for all purposes, to constitute representations and warranties by such party under the terms of this Agreement given as of the date of such certificate or instrument.

    8.14 FINDER'S FEES. Each Participant hereby agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Participant or any of its employees or representatives is responsible.

    8.15 AMENDMENT. This Agreement may be amended upon the written consent of the Company and the Participant (or their permitted assignees to whom they have expressly assigned their rights under this Agreement) holding at least a majority of the Shares (including, for such purpose, any shares of Common Stock issued upon conversion thereof) sold pursuant to this Agreement and then held by such Participant and such permitted assignees. The Participant and permitted assignees shall be bound by any amendment effected pursuant to this
Section 8.15, whether or not any such Participant or assignee is a party to any such amendment. Any party hereto may, as to itself, by a writing signed by an authorized representative of such party: (i) extend the time for the performance of any of the obligations of another party; (ii) waive any inaccuracies in representations and warranties made by another party contained in this Agreement or in any documents delivered pursuant hereto; (iii) waive compliance by another party with any of the covenants contained in this Agreement or the performance of any obligations of such other party; or
(iv) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement.

    8.16 PARTICIPANT INVESTIGATION. The Participant acknowledges that it is not relying upon any person, firm or corporation (other than the Company and its officers and directors) in making its investment or decision to invest in the Company. The Participant represents to the other Participant that it has been solely responsible for its own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment. The Participant agrees that no Participant nor the respective controlling persons, officers, directors, partners, agents or employees of any such Participant shall be liable to any other Participant for any actions taken in connection with the purchase of Common Stock in accordance with the terms of this Agreement.

    8.17 CONSENT OF SPOUSE. If the Participant is married, the Participant shall obtain the signature of the Participant's spouse as set forth on the Consent of Spouse form which is attached to this Agreement. The Participant's failure to obtain such consent shall constitute a representation by the Participant, on which the Company shall rely, that the Participant is unmarried and that the Participant has sole authority with respect to the Participant's actions regarding the Shares.

    8.18 NO IMPLIED EMPLOYMENT TERM. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company to terminate the Participant's employment with the Company, or the Participant's ability to quit the Company's employment, with or without cause, at any time.


    IN WITNESS WHEREOF, the parties hereto have executed this Agreement with the intent and agreement that the same shall be effective as of the day and year first above written.

                                            MACROVISION CORPORATION


                                            By:
                                                --------------------------------
                                            Its:
                                                 -------------------------------

                                            PARTICIPANT:


                                            By:
                                                --------------------------------
                                            (Signature)


                                            -----------------------------------
                                            (Print Name)
                                            Address:
                                                     ---------------------------

                                                    ---------------------------

                                            SS# or EIN:
                                                        ------------------------

                                  CONSENT OF SPOUSE


    The undersigned spouse of the Participant agrees that my interest, if any, in the stock subject to the foregoing Restricted Stock Award Agreement between the Participant and the Company shall be irrevocably bound by such Agreement and further understands and agrees that my community property interest, if any, shall be similarly bound by such Agreement. The undersigned spouse further agrees the Participant's actions, omissions, and/or deeds with respect to the Shares, including the execution of any and all documents by the Participant, shall bind the undersigned irrevocably, the same as if the undersigned had executed such document or performed such action, omission and/or deed and further that any third party, including, but not limited to, Company, shall be entitled to rely upon same.

                                            Spouse of the Participant


                                            -----------------------------------
                                            (signature)

                                            Name:
                                                  ------------------------------
                                                 (print)

                                      EXHIBIT A


                               FORM OF PROMISSORY NOTE

                                   PROMISSORY NOTE


$__________                                               [date]
                                                          Sunnyvale, California

    FOR VALUE RECEIVED, ___________ ("Borrower") promises to pay to MACROVISION CORPORATION ( the "Company") or order, at 1341 Orleans Drive, Sunnyvale, California 94089 or such other place as the Company or holder hereof may from time to time designate, the principal sum of __________________________________ ($_________).

    This Note is attached as EXHIBIT A to that certain Restricted Stock Award Agreement between Borrower and the Company (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement,

    1. INTEREST RATE. Interest shall accrue on the unpaid principal portion of this Note at the rate of _________ percent (_____%) per annum, simple interest.

    2. PAYMENT SCHEDULE. Principal and accrued interest, if any, shall be due and payable on ________. Notwithstanding the foregoing, principal and accrued interest, if any, shall be due and payable in full thirty (30) days after Borrower ceases to have a [employment/business] relationship with the Company.

    3. PREPAYMENT. Borrower shall have the right to prepay all or any part of the unpaid balance hereof at any time, without penalty.

    4. NO OFFSETS. The Company shall not be entitled to offset any amounts owed to Borrower as compensation arising out of Borrower's [employment/business] relationship with the Company against the balance owing on this Note at the time of Borrower's termination of such relationship.

    5. TAX CONSEQUENCES. Borrower represents and warrants to the Company that Borrower has consulted his tax advisers and understands the tax consequences of this Note, and Borrower has not relied on the Company, its officers, directors, employees, or attorneys for any tax advice. Borrower shall make provision for and indemnify the Company against the payment by the Company of or damages incurred by the Company with respect to any federal or state withholding taxes required to be paid or withheld by the Company due to the terms of this Note.

    6. WAIVERS. Borrower waives any right of demand, presentment, notice of nonpayment, protest or notice of dishonor.

    7. AMENDMENT OF NOTE. This Note may be terminated or amended only by prior written consent of the Company.

    8. SEVERABILITY. If for any reason any of the provisions of this Note shall be determined to be inoperative or invalid, the validity and effect of the other provisions hereof shall not be affected thereby and such other provisions shall remain in full force and effect.

    9. ATTORNEYS FEES. In the event an action is brought by the Company to enforce or to interpret the terms of this Note, the prevailing party in such action shall be entitled to its reasonable attorney's fees in addition to any other relief to which that party may be entitled.

    10. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflict of law principles thereof.

                                            BORROWER:


                                            -----------------------------------
                                            (Signature)


                                            -----------------------------------
                                            (Name)


                                            -----------------------------------
                                            (Address)


                                            -----------------------------------

                                      EXHIBIT B


                            FORM OF STOCK PLEDGE AGREEMENT

                                STOCK PLEDGE AGREEMENT


    In consideration of the loan which Macrovision Corporation, a California corporation (the "Company"), having its principal offices at 1341 Orleans Drive, Sunnyvale, California 94089 has on this day extended to the undersigned and as security for the payment of that certain promissory note ("Note") in the principal sum of _______________ Dollars ($_________) payable to the Company which the undersigned has on this day executed to evidence such loan, the undersigned hereby grants to the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

         (i)   _______________ (_________) shares of the Company's Common Stock
which were acquired by the undersigned on _____     , ____ and which have on
this day been delivered to and deposited with the Company;

         (ii) any and all new, additional or different securities subsequently distributed with respect to the shares identified in clause (i) above which are to be delivered to and deposited with the Company pursuant to the requirements of Section 3 of this Stock Pledge Agreement (the "Agreement");

         (iii) any and all other property and money which is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Agreement; and

         (iv) the proceeds of any sale, exchange or disposition of the property and securities described in clauses (i), (ii) or (iii) above.

    All securities, property and money so assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral." The Company shall hold the Collateral in accordance with the following terms and provisions:

    1. WARRANTIES. The undersigned hereby warrants that the undersigned is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from liens, adverse claims and other security interests, except as provided in the Restricted Stock Award Agreement, of even date herewith, between the undersigned and the Company, to which this Agreement is attached as EXHIBIT B ("Award Agreement").

    2. RIGHTS AND POWERS. The Company may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

    (a) accept in its discretion, but subject to the limitations of Section 7 of this Agreement, other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by Company as substitute security for the Note and all other indebtedness secured hereunder;

    (b) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

    (c) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Section 8 of this Agreement.

    Expenses reasonably incurred in the exercise of such rights and powers shall be payable by the undersigned to the Company and form part of the indebtedness secured hereunder as provided in Section 10 of this Agreement.

    So long as there exists no event of default under Section 8 of this Agreement, the undersigned may exercise all shareholder voting rights and be entitled to receive any cash distribution with respect to the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials shall be delivered to the undersigned at the address indicated below.

    3. DUTY TO DELIVER. Any new, additional or different securities which may now or hereafter become distributable with respect to the Collateral by reason of a stock dividend, stock split or reclassification of the capital stock of the Company or by reason of a merger, consolidation or other reorganization affecting the capital structure of the Company shall, upon receipt by the undersigned, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

    4. CARE OF COLLATERAL. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the undersigned of, any conversion, call, exchange right, preemption right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note.

    The Company may at any time deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full release for the Collateral so delivered. The Company shall accordingly be discharged from any further liability or responsibility for the delivered Collateral.

    5. PAYMENT OF TAXES AND OTHER CHARGES. The undersigned shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral; if undersigned fails to do so, the Company may at its election pay any or all of such taxes, liens, assessments and charges without contesting the validity or legality thereof. Any payments so made by the Company under this Section 5 shall become part of the indebtedness secured hereunder and shall bear interest at the same rate provided in the Note.

    6. TRANSFER OF COLLATERAL. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), if any, the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted to the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

    7.   RELEASE OF COLLATERAL.

    (a) If all indebtedness secured hereunder is either paid in full, the shares of the Company's Common Stock pledged and deposited by the undersigned hereunder, together with any additional Collateral which may hereafter be pledged and deposited with the Company pursuant to the requirements of Section 3 above, shall to the extent such shares are vested under the Award Agreement, be released from pledge thirty (30) days after such payment in full.

    (b) If the Collateral becomes in whole or in part comprised of "margin security" within the meaning of Section 207.2(d) of Regulation G of the Federal Reserve Board ("Regulation G"), then no Collateral shall thereafter be released or substituted under this Agreement unless:

         (i) the amount of indebtedness at the time secured hereunder is not in excess of the maximum loan value (as determined pursuant to the provisions of Regulation G) of the Collateral remaining after the release or substitution is effected; OR

         (ii) the amount of indebtedness secured hereunder is reduced by at least the amount by which the maximum loan value of the new Collateral (if any) deposited hereunder is less than the maximum loan value of the Collateral to be released or otherwise withdrawn.

    8. EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

    (a) failure of the undersigned to pay principal or accrued interest when due under the Note;

    (b)  the occurrence of any event of default specified in the Note;

    (c) the failure of the undersigned to perform any obligation imposed on the undersigned by reason of this Agreement; or

    (d) the breach of any warranty of the undersigned contained in this Agreement.

    Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder. Any proceeds realized from the disposition of the Collateral pursuant to the power of sale hereby granted to the Company shall first be applied to the payment of expenses incurred by the Company in connection with the disposition, and the balance shall be applied to the payment of the Note and any other indebtedness secured hereunder in such order of application as the Company shall deem appropriate. Any surplus proceeds shall be paid over to the undersigned. In the event such proceeds prove insufficient to satisfy all indebtedness secured hereunder, then the undersigned shall be personally liable for the deficiency.

    9. OTHER REMEDIES. The rights, powers and remedies granted to the Company pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company under any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy under this Agreement shall not be deemed to be waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company under this Agreement shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument executed by the Company.

    10. COSTS AND EXPENSES. All costs and expenses (including reasonable attorneys' fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall be payable immediately by the undersigned, without demand, and until paid, shall bear interest at the rate provided for in the Note.

    11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflict of law principles thereof. This Agreement shall be binding upon the executors, administrators, heirs and assigns of the undersigned.

    12. SEVERABILITY. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.


    IN WITNESS WHEREOF, this Agreement has been executed by the undersigned on this______day of _______, _____.


                                                 ------------------------------
                                                 (Signature)

                                                 ------------------------------
                                                 (Name)

                                                 ------------------------------
                                                 (Address)


                                                 ------------------------------

Agreed to and Accepted by:

Macrovision Corporation

By:
    ---------------------

                                      EXHIBIT C


                         ASSIGNMENT SEPARATE FROM CERTIFICATE

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto, ________________________________, ________________________ (_______)
shares of the Common Stock of Macrovision Corporation, a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____ herewith, and does hereby irrevocably constitute and appoint ____________ as attorney-in-fact, to transfer the said stock on the books of the said corporation with full power of substitution in the premises.




Dated: _____________________, 19__

                                                 ------------------------------
                                                 (Signature)


                                                 ------------------------------
                                                 (Print Name)

                               MACROVISION CORPORATION
                          STOCK APPRECIATION RIGHT AGREEMENT

                           ________________________, 19___
                                   (Date of Grant)

    Macrovision Corporation, a Delaware corporation (the "Company"), does hereby grant to______________________, (the "Grantee") the right (this "SAR") to receive an amount based upon any appreciation with respect to an aggregate of _________________ (_____) shares of the Common Stock of the Company (the "SAR Shares") over their Fair Market Value of _____________ Dollars ($_______) per share on the date of grant (the "Exercise Value") as a Stock Appreciation Right under the Macrovision Corporation 1996 Equity Incentive Plan (the "Plan"). All capitalized terms not defined herein shall have those meanings ascribed to them in the Plan.

    This SAR cannot be exercised, unless the Grantee first signs this Agreement in the place provided and returns it to the Administrator. However, the Grantee's signing and delivering this Agreement will not constitute the Grantee's exercise of this SAR with respect to any of the SAR Shares, which will occur only when the Grantee exercises this SAR in the manner set forth in
Section 8 below. [This SAR is being granted in tandem with a [Nonstatutory/Incentive] Stock Option dated __________ granted pursuant to the Plan. This SAR shall terminate and no longer shall be exercisable upon Grantee's exercise of the related Stock Option, to the extent of such exercise. Upon exercise of this SAR, the related Stock Option shall terminate and Grantee shall surrender it to the Company, to the extent of such exercise.]

    THIS SAR IS SUBJECT TO, AND MAY BE EXERCISED ONLY IN ACCORDANCE WITH, THE TERMS AND CONDITIONS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE INCLUDED IN THIS AGREEMENT. A COPY OF THE PLAN IS ATTACHED TO THIS AGREEMENT AND SHOULD BE READ CAREFULLY.

    1. TERM OF SAR AND EXERCISE OF SAR. Subject to the provisions of the Plan and the terms and conditions of this Agreement, this SAR can be exercised by the Grantee during a period of ten (10) years from the date of grant as follows:

              DATE                      NO. OF SHARES
              ----                      -------------

         (a)
               ----------------         --------------------
         (b)
               ----------------         --------------------
         (c)
               ----------------         --------------------
         (d)
               ----------------         --------------------

         The dates appearing in the above schedule refer to the earliest dates on which this SAR may be exercised with respect to the number of SAR Shares set forth therein, and this SAR may be exercised with respect to all or any part of such shares at any time on or after such dates but prior to the expiration of ten (10) years from the date of grant.

    2. TERMINATION BY REASON OF DEATH. If the Grantee's [employment/business relationship] with the Company and/or its Subsidiaries is terminated by reason of the Grantee's death, this SAR may thereafter be exercised, but only to the extent it was exercisable on the date of the Grantee's death, by the Grantee's estate for a period of twelve (12) months from the date of death, or until the expiration of the stated term of the SAR, if earlier. The Grantee's estate shall mean the duly authorized executor of the Grantee's last Will or the duly authorized administrator or special administrator of the Grantee's probate estate or any other duly authorized legal representative of the Grantee's estate or any person who acquires the right to exercise this SAR by reason of the Grantee's death under the Grantee's Will or the laws of intestate succession.

    3. TERMINATION BY REASON OF DISABILITY. If the Grantee's [employment/business relationship] with the Company and/or its Subsidiaries is terminated by reason of the Grantee's Disability this SAR may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of twelve (12) months from the date of such termination, or until the expiration of the stated term of the SAR, if earlier. The Administrator shall have sole authority and discretion to determine whether the Grantee's [employment/business relationship] has been terminated by reason of Disability.

    4. TERMINATION BY REASON OF RETIREMENT. If the Grantee's [employment/business relationship] with the Company and/or its Subsidiaries is terminated by reason of Retirement, this SAR may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of three
(3) months from the date of such termination of [employment/business relationship], or until the expiration of the stated term of the SAR, if earlier. If the Grantee dies within the three (3)-month period described in the preceding sentence, the Grantee shall be treated as though he or she died on the date his or her employment terminated by reason of Retirement, and the provisions of Section 2 shall apply to this SAR (with date of termination substituted for date of death) to the extent that it has not been exercised prior to the Grantee's death.

    5. TERMINATION FOR CAUSE. If the Grantee's [employment/business relationship] with the Company and/or its Subsidiaries is terminated for Cause, this SAR shall immediately terminate and be of no further force and effect.

    6. OTHER TERMINATION. Unless otherwise determined by the Administrator, if the Grantee's [employment/business relationship] with the Company and/or its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, this SAR may thereafter be exercised, to the extent it was exercisable on the date of such termination, for three (3) months from the date of such termination or until the expiration of the stated term of the SAR, if earlier.

    7. NON-TRANSFERABILITY OF SAR. This SAR shall not be transferable except by Will or the laws of descent and distribution, and this SAR may be exercised during the Grantee's lifetime only by the Grantee. Any purported transfer or assignment of this SAR shall be void and of no effect, and shall give the Company the right to terminate this SAR as of the date of such purported transfer or assignment.

    8. METHOD OF EXERCISE. This SAR may be exercised with respect to all or any part of the SAR Shares that are exercisable at time of exercise, by delivering to the Company a Notice of Exercise of Macrovision Corporation Stock Appreciation Right substantially in the form attached hereto as EXHIBIT A, specifying the number of SAR Shares as to which this SAR is so exercised. Upon such exercise, the Company shall pay to the Grantee for each SAR Share as to which this SAR is exercised an amount in cash equal to the excess of the Fair Market Value of a share of the Company's Common Stock on the date of exercise over the per share Exercise Price set by the Administrator at the time of grant.

         [If the Company's outstanding Common Stock is registered under Section 12 (g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time this SAR is exercised, then the cash value of the SAR (determined in accordance with the preceding sentence) also may be paid as follows:

              a. in shares of the Company's Common Stock valued at Fair Market Value on the exercise date; or

              b.   a combination of cash and shares of the Company's Common
Stock.

         If the Company determines to deliver any shares of the Company's
Common Stock upon exercise, then as soon as practical after receipt of such notice, the Company shall, without transfer or issue tax or other incidental expense to the Grantee or his or her successor, transfer and deliver thereto at the office of the Company or such other place as may be mutually agreeable a certificate or certificates for such shares of its Common Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other laws or regulations applicable to the issuance or transfer of such shares.]

    9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Common Stock of the Company by reason of stock dividends, recapitalization, mergers, consolidations, split-up, combinations or exchanges of shares and the like, the aggregate number or class of shares subject to this SAR immediately prior to such event shall be appropriately adjusted by the Board of Directors in accordance with the terms of the Plan.

    10. WITHHOLDING AND EMPLOYMENT TAXES. Upon exercise of any SAR granted hereby, the Company shall withhold from its payment to the Grantee the amount of any and all applicable federal and state withholding and employment taxes.

    11. TAX STATUS. The Grantee's exercise of this SAR may have significant tax consequences. The Grantee acknowledges that he or she has been encouraged to obtain the advice of independent tax counsel regarding the federal and state income tax consequences of the receipt and exercise of the SAR granted hereby. The Grantee acknowledges that he or she has not relied and will not rely upon any advice or representations by the Company or by its employees or representatives with respect to the tax treatment of SARs granted hereunder.

    12. NO RIGHT TO CONTINUED RELATIONSHIP. Nothing contained in this Agreement shall confer upon the Grantee any right to a continued
[employment/business relationship] with the Company and its Subsidiaries or in any way limit the right of the Company or its Subsidiaries to terminate such relationship at any time.

    13. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with the postage thereon fully prepaid, addressed to the parties at the addresses indicated on the signature page hereof. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

    14. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Company shall not be obligated to deliver any shares of its Common Stock hereunder for such period as may reasonably be required for it to comply with any applicable requirements of:
(i) the Securities Act of 1933; (ii) the Securities Exchange Act of 1934;
(iii) applicable state securities laws; (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed; and
(v) any other law or regulation applicable to the issuance of such shares.]


                                            MACROVISION CORPORATION
                                            1341 Orleans Drive
                                            Sunnyvale, California  94089


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------



                                            GRANTEE:

                                            -----------------------------------
                                            (signature)

                                            Name:
                                                  ------------------------------
                                            (print)

                                            Address:
                                                     ---------------------------

                                            -----------------------------------

                                            -----------------------------------
                                            Social Security No. :
                                                                  --------------

                                      EXHIBIT A
                                                      FORM OF NOTICE OF EXERCISE
                                                      OF MACROVISION CORPORATION
                                                        STOCK APPRECIATION RIGHT


MACROVISION CORPORATION
1341 Orleans Drive
Sunnyvale, CA 04089


Gentlemen:

    I hereby exercise the right to receive the difference between (a) the Fair Market Value on the date of this exercise of __________________ shares of Common Stock of MACROVISION CORPORATION and (b) the Fair Market Value of such shares at the time of the SAR granted to me on ____________________________, 19___, pursuant to the Stock Appreciation Right Agreement, dated as of said grant date. This exercise of said SAR shall be subject to all terms and conditions of such Stock Appreciation Right Agreement.

Dated:___________________________


                                            -----------------------------------
                                            (signature)

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------
                                            (Print name and address)